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                                                                    EXHIBIT 23.1

                INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' CONSENT
                -------------------------------------------------

We consent to the incorporation by reference in Registration Statement No. 33-3776 of Bio-logic Systems Corp. on Form S-8 of our report, dated May 10, 2002, appearing in this Annual Report on Form 10-KSB of Bio-logic Systems Corp. for the year ended February 28, 2002.

                                                              GRANT THORNTON LLP



May 29, 2002